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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 2001

                        Commission File Number 000 26039

                                   eSAT, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                                     95-0344604
  (State or other jurisdiction            (I.R.S. Employer Identification No.)
of incorporation or organization)

      10 Universal City Plaza, Suite 1130, Universal City, California 91608
          (Address of principal executive offices, including zip code)

                                 (818) 464-2670
              (Registrant's telephone number, including area code)





ITEM 5. OTHER EVENTS

On February 1, 2001, eSat, Inc. announced its intention to discontinue all of its unprofitable business lines and focus on the operations of its wholly owned subsidiary, PacificNet Technologies, Inc. Simultaneously, in a Form 8-K filing, the company confirmed its intent to discontinue its unprofitable businesses. The company's Board of Directors is currently assessing alternatives to the formerly announced plan. Accordingly, it cannot be determined with certainty at this time which of the company's business lines will remain as continuing operations.




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 28, 2001                 eSat, Inc.

                                       By  /s/     Mark S. Basile
                                           -------------------------------------
                                           Name:   Mark S. Basile
                                           Title:  Chief Financial Officer